Exhibit 32.3

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, of PetroLogistics LP (the “Partnership”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Sharon Spurlin, Principal Financial Officer of the Partnership, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to her knowledge:

(1)         the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:	March 8, 2013	/s/ Sharon Spurlin
Sharon Spurlin
Principal Financial Officer